TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Global Allocation Fund (the "Fund")

Supplement dated November 19, 2021 to the Prospectus
and Statement of Additional Information dated April 30, 2021

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Change in Name & Investment Strategy of the Fund

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on November 18, 2021, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following changes to the Fund: (1) a name change to the “Touchstone Dynamic Allocation Fund”, (2) certain changes to the Fund's principal investment strategies, and (3) a change in the Fund's secondary benchmark from Bloomberg Barclays Global Allocation Index to Bloomberg US Universal Index. The Fund is structured as a “fund-of-funds” and it seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. The changes detailed herein reflect a change in the Fund’s investment strategy whereby the Fund will invest solely in underlying affiliated Touchstone Funds and will have reduced exposure to foreign fixed-income securities. These changes, which are described below, will occur on or about January 18, 2022.

Accordingly, effective on January 18, 2022, all references to the name of the Fund in the prospectus and statement of additional information (“SAI”), each dated April 30, 2021, as amended from time to time, will be changed to Touchstone Dynamic Allocation Fund. Additionally, effective January 18, 2022, the new secondary benchmark, Bloomberg US Universal Index, will be added to the Average Annual Total Return Table.

Investing solely in underlying affiliated Touchstone Funds, which are actively managed, could affect the Fund’s annual operating expenses by increasing the Fund’s acquired fund fees and expenses (or “AFFE”). Any changes in the Fund’s AFFE will be reflected in the fee table under the heading “The Fund’s Fees and Expenses” in the Fund’s prospectus.

The following additional changes to the Fund’s prospectus will be made, effective January 18, 2022:

The first paragraph of the section of the Fund’s prospectus titled “The Fund’s Principal Investment Strategies” will be removed and replaced with the following:

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of the Fund’s assets may be invested in cash, cash equivalents, or in money market funds). The underlying funds in which the Fund invests will be affiliated funds.

In the section of the Fund’s prospectus titled “The Fund’s Principal Risks”, the third paragraph of the “Fund-of-Funds Structure Risk” will be removed and the “Risks of Underlying Funds” will be
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revised to remove the reference to exchange-traded funds (ETFs) and exchange-traded notes (ETNs).

With respect to the Average Annual Total Returns Table, in the section of the Fund’s prospectus titled “The Fund’s Performance”, the Fund’s secondary benchmark index will change from the Bloomberg Barclays Global Aggregate Index to the Bloomberg US Universal Index, effective January 18, 2022. There will be no change to the Fund’s primary benchmark, the MSCI All Country World Index (ACWI).

In the Fund’s prospectus, the first and second paragraphs of the section titled “Principal Investment Strategies and Risks - Additional Information Regarding the Underlying Funds (Allocation Funds only)” will be removed and replaced with the following:

Additional Information Regarding the Underlying Funds (Dynamic Allocation Fund only). All of the underlying funds in which the Dynamic Allocation Fund invests will be affiliated funds. The following is a summary of the investment goals and principal investments of the affiliated underlying funds in which the Dynamic Allocation Fund may invest.

The underlying funds in which the Dynamic Allocation Fund may invest may change from time to time and the Fund may invest in other underlying funds that are not listed below at the discretion of Wilshire, the Fund’s sub-advisor, subject to approval by Touchstone Advisors, without prior notice to or approval by shareholders. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund’s prospectus. For a complete description of the underlying funds’ investment strategies and policies, please see the underlying funds’ prospectuses and statements of additional information, which are available without charge on the Touchstone Funds’ website at TouchstoneInvestments.com or by calling 1.800.543.0407.

The following additional changes to the Fund’s SAI will be made, effective January 18, 2022:

The second paragraph of the section of the Fund’s SAI titled “Permitted Investments and Risk Factors - Allocation Funds” will be removed and replaced with the following:

The Dynamic Allocation Fund seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income, and alternative investments, as applicable. By owning shares of the underlying funds, the Fund indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds. The underlying funds in which the Fund invests will be affiliated funds. The Dynamic Allocation Fund’s investments are subject to limitations prescribed by the 1940 Act, the rules thereunder, and applicable SEC staff interpretations thereof. These limitations currently provide, in part, that the Dynamic Allocation Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all
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investment companies. As a shareholder of a Fund that invests in another investment company, a Fund shareholder would bear his or her pro-rata portion of the underlying investment company’s expenses, including advisory fees, in addition to the expenses of the Fund. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies as noted above, certain fund-of-funds are permitted to invest in investment companies that are part of the same group of investment companies under certain circumstances. Thus, the Dynamic Allocation Fund is not subject to the limitations described above and is able to invest in other Touchstone Funds so long as such investments are consistent with the requirements of Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and the rules promulgated thereunder.

The first sentence of the section of the Fund’s SAI titled “Permitted Investments and Risk Factors - Exchange-Traded Funds (“ETFs”)” is hereby removed and replaced with the following:

Other than the Dynamic Allocation Fund, the Funds may invest in ETFs.

There are no additional changes to the Fund’s investment strategies except those described herein. In addition, there are no changes to the Fund’s investment advisor or sub-advisor.

Please contact your tax advisor, financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-S1-2111